Exhibit 99.1

Fixed Income Investor Presentation June 2020 Ron Nicolas Senior Executive Vice President & Chief Financial Officer rnicolas@ppbi.com 949 - 864 - 8000 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com 949 - 864 - 8000

2 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved Forward Looking Statements This investor presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly - owned subsidiary Pacific Premier Ba nk (“Pacific Premier”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to ident ify these forward - looking statements. These forward - looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, s tra tegies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit managem ent , stockholder value creation, tax rates and the impact of the acquisition of Opus Bank (“Opus ” or “OPB”) and other acquisitions. Because forward - looking statements relate to future results and occurrences, they are subject to inhere nt uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s or Opus’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. The COVID - 19 pandemic is adversely affecting us, our customers, counterparties, employees, and third - party service providers, and the ultimate extent of the impacts on our b usiness, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence i n d omestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility, wh ich could result in impairment to our goodwill in future periods. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID - 19, could affect us in substantial and unpredictable wa ys, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance. Other risks and uncertainties include, but are not limited to, the following: the st rength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of th e Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we may make, such as our acquisition of Opus, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such a cqu isitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and servi ces and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, an d t he application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge - offs; uncertainty regarding the future of LIBOR and potential alternative reference rates, including SOFR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time - to - time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016 - 13 (Topic 326), “Measurement of Credit Loss es on Financial Instruments,” commonly referenced as the CECL model, which has changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; p oss ible credit related impairments of securities held by us; possible impairment charges to goodwill; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd - Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry conce ntr ations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on common stock; changes in the financial performance and/or condition of our borrowers ; c hanges in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United Sta tes or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID - 19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; cyb ers ecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward - looking statements are discussed in the PPBI 2019 Annual Report on Form 10 - K, Q1 2020 Quarterly Report on Form 10 - Q and other filings, filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov ). The Company undertakes no obligation to revise or publicly release any revision or update to these forward - looking statements to reflect events or circumstances that occur after the date on which such statements were made. NON - GAAP FINANCIAL MEASURES This presentation contains non - GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non - GAAP financia l measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excluding amounts or is subject to adjustments that have the effect of excluding amount s t hat are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of th e i ssuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. GAAP refers to generally accep ted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non - GAAP financial measures to the most directly compara ble GAAP financial measures. For more details on PPBI’s non - GAAP measures, refer to the Appendix in this presentation. No Offer or Solicitation This presentation is not an offer to sell securities, nor is it a solicitation of an offer to buy securities in any locality, st ate, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accurac y o r adequacy of this presentation . Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as to the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION

3 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved Washington Seattle MSA (15) Other (1) 16 Washington/Oregon Portland MSA (2) 2 Northern California San Francisco MSA (3) 3 Arizona Phoenix (1) Scottsdale (1) Tucson (2) 4 Nevada Las Vegas (1) 1 Southern California Los Angeles - Orange (31) San Diego (7) Riverside - San Bernardino (11) 49 San Luis Obispo (9) Santa Barbara (2) Central Coast California 11 PACIFIC PREMIER BANCORP, INC. Branch Footprint Business banking franchise headquartered in Southern California with expanding presence in key metropolitan areas throughout the Western U.S. Headquarters Irvine, CA Exchange/Listing NASDAQ: PPBI Market Cap. $2.0 billion (1) Average Daily Volume 639,849 Shares (2) Outstanding Shares 94,374,167 as of May 1, 2020 Dividend Yield (Annualized) 4.6% (1) # of Research Analysts 6 Analysts Client Focus Small & Middle - Market Businesses Total Assets (as of 3/31/2020) $20.0 billion (w/ Opus Bank (“ OPB”)) (3) Branch Network 86 Full Service Branch Locations (Including OPB) Corporate Overview Note: All dollars in millions 1. S&P Global Market Intelligence (“S&P Global”). Market data as of May 29, 2020 2. 3 - month average as of May 29, 2020 3. Amounts are pro forma for PPBI’s acquisition of OPB as if it occurred on March 31, 2020 4. Please refer to non - U.S. GAAP reconciliation in appendix Financial Highlights Balance Sheet and Capital Ratios (3) Profitability Metrics (4) Assets 20,030$ Loans HFI 14,602$ TCE / TA 8.68% Total RBC Ratio 13.48% ROAA 0.89% ROATCE 9.96% Efficiency Ratio 52.6% PTPP ROAA 2.03% (4) (4) (4)

4 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved KEY CREDIT INVESTOR HIGHLIGHTS 1. Please refer to non - U.S. GAAP reconciliation in appendix 2. Noninterest expense, excluding merger related expense 3. Amounts are pro forma for PPBI’s acquisition of OPB as if it occurred on March 31, 2020 • One of the premier commercial bank franchises in the Western U.S. • Benefits from strength and size of attractive Western U.S. and Southern California economies • Well - positioned for solid organic growth and selective, franchise building acquisitions » Completed acquisition of Opus Bank on June 1, 2020 • Comprehensive product offering for targeted small & mid - market businesses Strong Core Franchise • Strong risk management culture with robust governance processes and experienced credit personnel • Consistent excellent asset quality metrics and better - than - peer average credit losses and nonperforming loans • Proactive loan portfolio management – limited loan growth and active in loan sales over the last 7 quarters to manage credit risk • Cognizant of growth risks at late stages of an economic cycle Prudent Risk Management and Credit Culture • Solid profitability for Q1 2020 despite elevated provision expense from adoption of CECL » ROAA of 0.89% and ROATCE of 9.96% (1) • Pre - tax pre - provision income of $58.7 million (1) in Q1 2020, compared to $56.2 million (1) in Q1 2019, or a 4.6% increase » Annualized pre - tax pre - provision ROAA of 2.03% (1) • Efficiency ratio of 52.6% (1) and noninterest expense of $64.9 million (2) – continued focus on expense management • Net interest margin of 4.24%; core net interest margin of 4.08% (1) , which decreased 2 basis points compared to Q4 2019 Standalone Financial Performance • Robust capital position with a 13.31% common equity ratio, 8.68% tangible common equity ratio (1) and 13.48% total risk - based capital ratio • Stable core deposit base comprised of long - term, core customer relationships: 88% non - maturity deposits and 30% non - interest bearing deposits • Ample balance sheet liquidity with $3.6 billion in cash and securities, and access to $5.3 billion in additional borrowing capacity • Loan / deposit ratio of 92.4% • No share repurchases during 2020 year - to - date, and stock repurchase program suspended indefinitely Robust Capital and Liquidity (with OPB) (3) • Experienced management team with over 25 years of banking experience on average • Deep in - market relationships drive client - focused business model Experienced Management

5 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved • Listed below are banks and thrifts headquartered in the Western U.S. with assets between $ 5 and $ 50 billion (1) • PPBI ranks 5th in assets in the Western U.S. ENHANCED SCARCITY VALUE IN THE WESTERN U.S. Note: All dollars in millions Source: S&P Global. Market data as of May 29, 2020. Financial data as of March 31, 2020 1. Defined as banks headquartered in AZ, CA, ID, MT, OR, WA and WY with shares listed on the NASDAQ, NYSE or OTC exchanges. Sort ed by total assets 2. Amounts are pro forma for PPBI’s acquisition of OPB as if it occurred on March 31, 2020 Price to Total Market TBV Company Name State Ticker Exchange Assets Cap. (%) 1 East West Bancorp, Inc. CA EWBC NASDAQ 45,949 4,945 112 2 Western Alliance Bancorporation AZ WAL NYSE 29,158 3,811 143 3 Umpqua Holdings Corporation OR UMPQ NASDAQ 27,540 2,508 101 4 PacWest Bancorp CA PACW NASDAQ 26,143 2,016 90 5 Pacific Premier Bancorp, Inc. (2) CA PPBI NASDAQ 20,030 2,040 124 6 Cathay General Bancorp CA CATY NASDAQ 18,296 2,163 112 7 Washington Federal, Inc. WA WAFD NASDAQ 17,376 1,958 117 8 Hope Bancorp, Inc. CA HOPE NASDAQ 16,021 1,170 76 9 Glacier Bancorp, Inc. MT GBCI NASDAQ 15,158 3,930 252 10 First Interstate BancSystem, Inc. MT FIBK NASDAQ 14,411 2,017 162 11 Columbia Banking System, Inc. WA COLB NASDAQ 14,039 1,722 123 12 Banner Corporation WA BANR NASDAQ 12,781 1,322 110 13 CVB Financial Corp. CA CVBF NASDAQ 11,607 2,644 214 14 Farmers & Merchants Bank of Long Beach CA FMBL OTCQB 7,951 749 68 15 Banc of California, Inc. CA BANC NYSE 7,663 549 90 16 W.T.B. Financial Corporation WA WTBF.B OTCPK 7,353 688 91 17 Luther Burbank Corporation CA LBC NASDAQ 7,074 544 93 18 HomeStreet, Inc. WA HMST NASDAQ 6,807 557 87 19 First Foundation Inc. CA FFWM NASDAQ 6,514 665 126 20 TriCo Bancshares CA TCBK NASDAQ 6,474 843 137 21 Westamerica Bancorporation CA WABC NASDAQ 5,628 1,589 273 22 Hanmi Financial Corporation CA HAFC NASDAQ 5,618 274 51 23 Heritage Financial Corporation WA HFWA NASDAQ 5,587 681 126

6 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved $3.4 $4.9 $5.0 $6.2 $6.2 $6.3 $8.8 $8.8 $8.9 $8.8 $8.8 $8.7 $8.8 $14.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q1 2020 w/ OPB Loans Held for Investment MANAGED LOAN GROWTH • Prudent, limited net loan growth and proactive credit risk management over past two years • PPBI has considered risks of growth at late stages of an economic cycle July 2018 Acquired Grandpoint Capital, Inc. ($2.4B loans) November 2017 Acquired Plaza Bancorp ($ 1.1B loans) April 2017 Acquired Heritage Oaks Bancorp ($1.4B loans) No significant organic net loan growth over last 7 quarters Note: All dollars in billions 1. Loan balance as of March 31, 2020 2. Amount is pro forma for PPBI’s acquisition of OPB as if it occurred on March 31, 2020 (2) June 2020 Opus Bank ($6.0B loans (1) )

7 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved KEY INVESTMENT HIGHLIGHTS x Strong credit culture is a fundamental underpinning of the organization x Enterprise - wide risk management has been, and continues to be, a key strength of our organization x Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011 x Solid f inancial results – strong capital ratios and core earnings x Our culture differentiates us and drives fundamentals for all stakeholders x We are well - positioned to take advantage of opportunities which arise from the current economic crisis x Shareholder value remains our key focus – building long term value for our owners

Opus Bank Acquisition Closed June 1, 2020

9 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved OPUS BANK ACQUISITION RATIONALE • At $20 billion in assets on a pro forma basis, the combination creates the 5 th largest bank in the Western U.S. between $5 and $50 billion in assets (1) • Greater operational scale and efficiencies Transformative Merger • Geographic footprint in some of the most attractive metropolitan areas in the Western U.S. • Increases Pacific Premier’s presence in California by approximately 60% to $13.0 billion in deposits (2) • PPBI to enter Seattle with $1.2 billion in deposits – creates platform for growth in the attractive Pacific Northwest markets (2) Geographic Fit and Scale • Diversification of business lines, products and services as well as deposit base and clients • Specialty lines of business from Opus, including multifamily, trust (PENSCO) and escrow (Commerce Escrow ) » Opus Bank’s loan portfolio is 65% multifamily, expected to be a better performing asset class in an economic downturn » Trust and Escrow provide approximately $1.8 billion in deposits with a blended cost of 0.04% » Trust and Escrow also generate attractive fee income with potential for growth and expansion of services • Accelerates PPBI’s ability to invest in technology and further strengthens risk management framework Complementary Combination • Transaction closed on June 1, 2020 • Conversion scheduled for early fourth quarter of 2020 • Opus shareholders received 34.4 million shares of PPBI, or 36.5% ownership in PPBI » $743.9 million total consideration based on PPBI’s closing price of $21.62 on May 30, 2020 • Two Opus board members to join the PPBI board; pro forma PPBI board to remain at 11 people Timing and Consideration Source : S&P Global. Market data as of May 29, 2020. Financial data as of March 31, 2020 unless otherwise noted 1. Defined as banks headquartered in AZ, CA, ID, MT, OR, WA and WY with shares listed on the NASDAQ, NYSE or OTC exchanges 2. Based on deposit market share data as of June 30, 2019 3. Amounts are pro forma for PPBI’s acquisition of OPB as if it occurred on March 31, 2020 • PPBI remains well - capitalized, with a pro forma total risk - based capital ratio of 13.48% as of March 31, 2020 • Ample balance sheet liquidity with $3.6 billion in cash and securities, and access to $5.3 billion in additional borrowing ca pac ity • Loan / deposit ratio of 92.4 % Pro Forma Capital and Liquidity (3)

10 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved CURRENT CAPITAL RATIOS • Strong capitalization across all regulatory capital ratios 1. Please refer to non - U.S. GAAP reconciliation in appendix 2. Amounts are pro forma for PPBI’s acquisition of OPB as if it occurred on March 31, 2020 3. Excludes owner occupied CRE per regulatory definition Well Capitalized Q1 2020 Regulatory Q1 2019 Q4 2019 Q1 2020 w/ OPB (2) Minimum Levels Common Equity Ratio 17.33% 17.09% 16.72% 13.31% N/A Tangible Common Equity Ratio (1) 10.32% 10.30% 10.06% 8.68% N/A Tier 1 Leverage Ratio 10.69% 10.54% 10.68% 9.23% 5.00% Common Equity Tier 1 Ratio (CET1) 11.08% 11.35% 11.59% 10.62% 7.00% Tier 1 Risk-Based Capital Ratio 11.32% 11.42% 11.66% 10.62% 8.50% Total Risk-Based Capital Ratio 12.58% 13.81% 14.23% 13.48% 10.50% NOO CRE Loans / Total Capital (3) 337.8% 310.6% 297.9% 415.4% N/A Construction Loans / Total Capital 46.1% 32.5% 27.0% 19.9% N/A

11 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved Noninterest - Bearing Demand 43.4% NOW & Interest - Bearing Demand 6.4% MMDA & Savings 38.5% CDs 11.8% Noninterest - Bearing Demand 12.5% NOW & Interest - Bearing Demand 40.1% MMDA & Savings 34.8% CDs 12.6% Noninterest - Bearing Demand 30.3% NOW & Interest - Bearing Demand 20.7% MMDA & Savings 36.9% CDs 12.2% Total Deposits: $15.8 Billion MRQ Cost of Deposits: 0.66% ATTRACTIVE FUNDING PROFILE Total Deposits: $9.1 Billion MRQ Cost of Deposits: 0.48% Total Deposits: $6.7 Billion MRQ Cost of Deposits: 0.91% Pro Forma (1) • $1.8 billion in deposits with a blended deposit cost of 0.04% from PENSCO and Commerce Escrow divisions • Ability to run - off and replace Opus’ higher - cost funding with core deposits at PPBI • Greater deposit diversification • Strong pro forma core deposit franchise Note: Financial information as of March 31, 2020 1. Excludes purchase accounting adjustments

12 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved Deposit Fees 10% Escrow & Exchange 11% PENSCO Fees 53% BOLI 8% Other 19% DIVERSIFIES PPBI’S REVENUE STREAM A division of Opus Bank • IRA custodian for alternative assets, such as private equity or real estate held in retirement accounts • $14 billion in assets under custody • 45,000 customer accounts • Stable source of low - cost core deposits • $29 million fee income (annualized based on Q1 results) • Acquired by Opus in 2016 PENSCO Trust Commerce Escrow &UHDWHG;E\;$OLFH;'HVLJQ IURP;WKH;1RXQ;3URMHFW • Escrow company with 1031 exchange practice • Synergies with PPBI’s existing escrow deposit business • Provides the bank with $500 million in deposits at 0.09% cost of funds • $6 million in fee income (annualized based on Q1 results) • Acquired by Opus in 2015 A division of Opus Bank Noninterest Income Pro Forma Operating Revenue (% of Total) Opus Noninterest Income Mix (% of Total) Specialized Lines of Business Note: All dollars in millions. Financial information for three months ended March 31, 2020 Note: Noninterest income excludes gain on sale of investment securities 1. Includes $1.0 million reduction in interchange fees due to Durbin Amendment • 3x increase in PPBI’s pro forma noninterest income to ~$82 million (1) • 11% of pro forma operating revenue from noninterest income • $1.8 billion in deposits with a blended deposit cost of 0.04% from PENSCO and Commerce Escrow divisions • Meaningful opportunities to expand both lines of business over time $56mm Annualized Q1 2020 $27 $56 $82 0.23% 0.42% $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% PPBI OPB Pro Forma (1) Noninterest Income Noninterest Income / Average Assets 6% 21% 11% PPBI OPB Pro Forma (1)

13 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved Los Angeles 26.6% Orange County 12.1% Other CA 34.7% WA 6.4% AZ 6.1% Other States 14.1% LOAN PORTFOLIO COMPOSITION Note: All dollars in thousands Note: SBA loans are unguaranteed portion and represent approximately 20% of principal balance for the respective borrower 1. Amounts are pro forma for PPBI’s acquisition of OPB as if it occurred on March 31, 2020 , excluding purchase accounting adjustments 2. As of March 31, 2020 and excludes the impact of fees, discounts and premiums 3. SBA loans that are collateralized by hotel/motel real property 4. SBA loans that are collateralized by real property other than hotel/motel real property 5. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county • Diversified loan portfolio with $14.7 billion (1) in outstanding loans • 80.0% (1) of loan portfolio is real estate secured Loans by Type (1) Loans by Geography (1)(5) Total California 73.4% CRE 78.1% Non - CRE 21.9% PPBI w/ OPB (1) PPBI Q1 2020 Balance Q1 2020 Balance Weighted Average Rates (2) Investor real estate secured CRE non-owner occupied 2,040,198$ 2,803,259$ 19.0% 4.47 % Multifamily 1,625,682 5,537,969 37.6 4.16 Construction and land 377,525 426,778 2.9 5.65 SBA secured by real estate (3) 61,665 65,044 0.4 6.46 Total investor real estate secured 4,105,070 8,833,050 59.9 4.35 Business real estate secured CRE owner-occupied 1,887,632 2,201,053 14.9 4.68 Franchise real estate secured 371,428 371,428 2.5 5.30 SBA secured by real estate (4) 83,640 105,202 0.7 6.25 Total business real estate secured 2,342,700 2,677,684 18.2 4.83 Commercial Commercial and industrial 1,458,969 2,326,007 15.8 4.23 Franchise non-real estate secured 547,793 547,793 3.7 5.71 SBA non-real estate secured 16,265 25,362 0.2 6.56 Total commercial 2,023,027 2,899,162 19.7 4.53 Consumer Single family residential 237,180 285,088 1.9 4.67 Consumer 46,892 50,076 0.3 3.36 Total consumer 284,072 335,163 2.3 4.47 Total loans held for investment 8,754,869$ 14,745,059$ 100.0% 4.47% % of Total

14 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved LOAN MODIFICATIONS Interest - Only vs. Full Payment Deferrals Total Loan Modifications Closed and In Process Loan Modifications by Loan Type Total Loan Modifications Closed and In Process Note: All dollars are in thousands. Financial information as of May 31, 2020 (1) Data includes PPBI and OPB loan modifications • Incorporated legislative, regulatory and accounting guidelines to establish COVID - 19 modification program – initiated implementation in mid - April • 14.6% of total loans have been and/or are in the process of being modified as of May 31, 2020 • Approximately three quarters of modified loans are full principal and interest payment deferrals and one quarter are interest - only payment deferrals • Approximately 71% are 90 - day deferrals; the remainder are 120 or 180 day deferrals Loan Modifications PPBI w/ OPB (1) Loan Modifications Closed Loan Modifications In Process Total Loan Modifications Closed and In Process Commercial real estate 895,236$ 251,406$ 1,146,642$ Multifamily 449,365 58,525 507,889 Commercial and industrial 82,497 20,338 102,835 Franchise 440,100 53,621 493,721 SFR and other 7,969 3,928 11,898 Total 1,875,168$ 387,818$ 2,262,986$ % of Total Loans 12.1% 2.5% 14.6% Commercial real estate 50.7% Multifamily 22.4% Commercial and industrial 4.5% Franchise 21.8% SFR and other 0.5% Interest - Only 26.5% Full Payment Deferrals 73.5%

PPBI Q1 2020 Highlights

16 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved HIGHLIGHTS – Q1 2020 1. Please refer to non - U.S. GAAP reconciliation in appendix 2. Noninterest expense, excluding merger related expense Earnings • Net income of $25.7 million or $0.43 per diluted share • ROAA of 0.89%, ROAE of 5.05% and ROATCE of 9.96% (1) • Pre - tax pre - provision income of $58.7 million (1) , compared to $56.2 million in Q1 2019, or a 4.6% increase • Efficiency ratio of 52.6% (1) and noninterest expense of $64.9 million (2) – continued focus on expense management • Net interest margin of 4.24%; core net interest margin of 4.08% (1) , which decreased 2 bps compared to Q4 2019 Loans • Loan portfolio of $8.8 billion, an increase of $32.6 million, or 0.4%, from Q4 2019 • Loan / deposit ratio of 96.3%, compared to 98.0% in Q4 2019 – Q1 2020 was lowest ratio at quarter - end since 2014 • New loan commitments of $443.7 million in Q1 2020 at a 4.59% weighted average rate • Utilization rate for C&I loans was 50.6%, an increase from 44.3% for Q4 2019 Deposits • Deposits of $9.1 billion; non - maturity are 88% and noninterest - bearing checking are 43%, as percentages of total deposits • Non - maturity deposit growth of $897 million, or an increase of 12.6% compared to Q1 2019 • Non - maturity deposit growth of $170 million, or an increase of 8.7% annualized compared to Q4 2019 • Average cost of deposits decreased to 0.48% from 0.58% in Q4 2019; cost of deposits was 0.40% at March 31, 2020 Capital • Tangible book value per share of $18.60 (1) , an increase of 5.9% compared to Q1 2019 • Paid quarterly dividend of $14.9 million, or $0.25 per share &UHDWHG;E\;,FRQRJUDSKHU IURP;WKH;1RXQ;3URMHFW &UHDWHG;E\;$QGUHDV;9|JHOH IURP;WKH;1RXQ;3URMHFW &UHDWHG;E\;1XPHUR;8QR IURP;WKH;1RXQ;3URMHFW &UHDWHG;E\;7LPRIH\;5RVWLORY IURP;WKH;1RXQ;3URMHFW Asset Quality • Total delinquent loans were 0.33% of total loan portfolio, which was an increase from 0.22% in Q4 2019 • Nonperforming assets were 0.18% of total assets, which was an increase from 0.08% in Q4 2019 • Allowance for credit losses of $115.4 million, or 1.32% of total loans held for investment – reflects CECL implementation • Fair value net discount on acquired loans of $35.9 million, or 0.41% of total loans; or 1.73% combined with ACL • Net charge - offs of $1.3 million; net charge - offs were 0.02% of average loans, or 0.06% on annualized basis &UHDWHG;E\;&DWWDOHH\D;7KRQJVULSKRQJ IURP;WKH;1RXQ;3URMHFW

17 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved Pre - Tax Pre - Provision Income (1) Revenue and Efficiency Ratio (1) CORE EARNINGS AND EFFICIENCIES Note: All dollars in millions 1. Please refer to non - U.S. GAAP reconciliation in appendix 2. Annualized • Capital generation from pre - tax pre - provision income and operating efficiencies • Since 2013: » Compound annual growth for total revenue of 38% and pre - tax pre - provision income of 45% (1) » Efficiency ratio improved from 64.7% to 52.6% (1) $67.3 $87.0 $120.7 $172.7 $278.6 $423.7 $482.5 $494.6 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 52.6% $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 2013 2014 2015 2016 2017 2018 2019 Q1 2020 (1) Total Revenue Efficiency Ratio $23.4 $33.6 $52.2 $79.0 $131.7 $192.3 $224.1 $235.0 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 2.03% $- $50.0 $100.0 $150.0 $200.0 $250.0 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2013 2014 2015 2016 2017 2018 2019 Q1 2020 (1) Pre-Tax Pre-Provision Income PTPP / Average Assets (2) (2)

18 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved U.S. Treasury 2.4% Agency 18.0% Corporate Debt 12.8% Municipal Bonds 29.6% Collateralized Mortgage Obligation: Residential 0.7% Mortgage - backed Securities: Residential 33.8% Mortgage - backed Securities: Residential 2.5% Other 0.2% SECURITIES PORTFOLIO • High quality and diversified securities portfolio • 85% of securities are rated Aa3 or above Note: All dollars in thousands Q1 2020 Weighted Average As of March 31, 2020 Fair Value Yield Investment Securities Available-for-Sale U.S. Treasury 32,833$ 2.45 % Agency 247,766 2.46 Corporate Debt 176,033 3.70 Municipal Bonds 407,097 2.69 Collateralized Mortgage Obligation: Residential 9,656 2.39 Mortgage-backed Securities: Residential 464,376 2.61 Total Investment Securities Available-for-Sale 1,337,761 2.75 Investment Securities Held-to-Maturity Mortgage-backed Securities: Residential 34,550 2.87 Other 1,688 0.97 Total Investment Securities Held-to-Maturity 36,238 2.78 Total Investment Securities 1,373,999$ 2.75%

19 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved ATTRACTIVE DEPOSIT BASE Note: All dollars in thousands 1. Quarterly average cost Cost of Deposits (1) Non - Maturity Deposits (% of Total) Noninterest - Bearing Checking (% of Total) Deposit Mix (% of Total) Money market & savings 38.5% Certificates of deposit 11.8% Non - interest bearing checking 43.4% Interest checking 6.3% • 88% of total deposits are non - maturity and 43 % are noninterest - bearing checking • $897 million increase in non - maturity deposits since Q1 2019, while CDs decreased $519 million • Deposit mix reflects our relationship - based business model 0.63% 0.73% 0.72% 0.58% 0.48% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 82% 82% 85% 88% 88% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 39% 39% 41% 43% 43% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q1 2020 Change vs. Q1 2019 % of Cost of Balance Total Deposits (1) $ Amt. % Non-interest bearing checking 3,943,260$ 43.4% 0.00% 519,367$ 15.2 % Interest checking 577,966 6.3 0.43 17,692 3.2 Money market & savings 3,499,305 38.5 0.73 360,430 11.5 Total non-maturity deposits 8,020,531 88.2 0.35 897,489 12.6 Retail certificates of deposit 897,680 9.9 1.49 (109,879) (10.9) Wholesale/brokered certificates of deposit 174,861 1.9 2.28 (409,713) (70.1) Total certificates of deposit 1,072,541 11.8 1.52 (519,592) (32.6) Total deposits 9,093,072$ 100.0% 0.48% 377,897$ 4.3%

20 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved CECL – MODEL ASSUMPTIONS Day - 1 Day - 2 ACL Key Attributions (% of Total) ▪ Life - of - loan CECL reserves ₋ Driven by our portfolio characteristics, risk - grading methodology, the macro - economic outlook, and modeling methodology ▪ Key methodology assumptions ₋ Quantitative model uses loan - level probability of default / loss given default discounted cash flows as the primary basis for loss estimation ₋ Reasonable and supportable weighted, multi - scenario 2 - year economic forecast ₋ 3 - year linear reversion to mean historical loss ▪ Updated economic forecast ₋ Moody’s probability weighted critical pandemic forecast as of March 20 th ₋ Subsequently benchmarked against updated Moody’s “Critical Pandemic” baseline as of March 27 th ₋ Key economic inputs include GDP, Unemployment, and CRE pricing index ₋ Based on economic data and forecasts since March 31 st , likely higher provisioning at June 30, 2020 Allowance for Credit Losses – by Loan Type Day-1 Day-2 12/31/2019 1/1/2020 3/31/2020 ALLL % of ALLL % of ALLL % of Balance Loans Balance Loans Balance Loans Investor real estate secured CRE non-owner occupied 1,899$ 0.09% 10,322$ 0.50% 15,896$ 0.78% Multifamily 729 0.05 9,903 0.63 14,722 0.91 Construction and land 4,484 1.02 4,360 0.99 9,222 2.44 SBA secured by real estate (1) 1,915 2.80 514 0.75 935 1.52 Business real estate secured CRE owner-occupied 2,781 0.15 22,947 1.24 26,793 1.42 Franchise real estate secured 592 0.17 5,791 1.64 7,503 2.02 SBA secured by real estate (2) 2,119 2.40 4,326 4.89 4,044 4.84 Commercial loans Commercial and industrial 13,857 0.99 13,944 1.00 15,742 1.08 Franchise non-real estate secured 5,816 1.03 15,030 2.66 16,616 3.03 SBA non-real estate secured 445 2.55 663 3.80 516 3.17 Consumer Single family residential 655 0.26 1,196 0.47 1,137 0.48 Consumer loans 406 0.80 2,388 4.68 2,296 4.90 Totals 35,698$ 0.41% 91,384$ 1.05% 115,422$ 1.32% Note: All dollars in thousands 1. SBA loans that are collateralized by hotel/motel real property 2. SBA loans that are collateralized by real property other than hotel/motel real property Life of loan loss 50% Acquired portfolios 31% Economic forecast 6% Unfunded Commitments 13% Economic forecast 79% Portfolio / Asset Quality changes - 4% Qual. economic factors 25% % of Total Loans Held for Balance Investment Allowance for Credit Losses 115,422$ 1.32% Plus: Fair Value Mark on Acquired Loans 35,913 0.41 Total Allowance + Fair Value Mark 151,335$ 1.73% Allowance for Credit Losses + Fair Value Mark

21 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved TX 12% CA 12% NJ 12% FL 6% NC 6% NY 6% IL 5% GA 4% OH 3% MI 3% Other States 31% FRANCHISE LOANS Portfolio Fundamentals • 91% of Franchise portfolio are Quick Service Restaurant (“QSR”) brands, fast food with national scale and the resources to innovate and command market share • Remaining 9% of Franchise portfolio are loans to casual dining and fast casual • Well diversified by brand, guarantors, geography and collateral type (CRE and C&I ) • 81 % of the QSR franchise concepts in our portfolio profile to have drive - thru, takeout and/or delivery capabilities (3) • Borrowers have over 22 years of franchise operating experience on average, and each borrower operates over 20 store locations on average • Principals provide personal guarantees and all related loans are cross collateralized and cross defaulted • Highly disciplined approach, maintain well - defined market niche with minimal exceptions • Tenured team of bankers experienced multiple economic/brand cycles • Ongoing portfolio management and communication with owner operators 1. Other category includes 19 different concepts, none of which is more than 3% 2. Based on state of primary real property collateral if available, otherwise borrower address. Other category includes 27 different states, none of which is more than 2% 3. Based upon 2019 industry off - premise statistics compiled by Restaurant Research Burger King 20% Dunkin' 16% Sonic 12% KFC 9% Popeye's 7% Wendy's 5% Denny's 4% Zaxby's 4% Domino's 3% Jack In The Box 3% Other 18% By Franchise Concepts (1) By Geography (2) Portfolio Characteristics – Franchise Loans Loan Balance Outstanding $919 million % of Loans Secured by Real Estate Collateral 40% Number of Relationships 227 Average Relationship Size $4.0 million Average Length of Relationship 41 months Number of Loans 881 Average Loan Size $1.0 million FCCR* (Weighted Average) 1.5x Net Charge - Offs in 2019 0.27% Franchise portfolio consists of loans to QSRs, a well defined segment with a history of resiliency in a recessionary environment * Fixed Charge Coverage Ratio includes certain fixed expenses in the denominator and is a more conservative measure than DSCR

22 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved Los Angeles 17% Orange County 23% Riverside 5% San Bernardino 4% San Diego 9% San Luis Obispo 14% Santa Barbara 4% Ventura 1% Other CA 1% AZ 8% NV 3% WA 2% Other States 8% Hotel and Motel 17% Industrial 12% Office 29% Retail 26% Other 16% Retail: By Geography (1) Office: By Geography (1) • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, while considering lease expirations, rollover risk and capital costs Retail • PPBI lends on seasoned Class B and C neighborhood centers in well established higher density markets • No exposure to malls and minimal exposure to big - box retailers Office • PPBI lends on seasoned Class B and C properties located near job centers, with emphasis on metro markets and supporting suburbs • Properties are generally low - rise and garden - style, with minimal exposure to Class A high - rise projects Portfolio Characteristics – Retail and Office CRE NOO 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county Portfolio Fundamentals *Excludes SBA loans Retail Office Loan Balance Outstanding* $529 m illion $592 m illion Number of Loans 329 246 Average Loan Size $1.6 million $2.4 million Loan - to - Value (Weighted Average) 47% 55% DSCR (Weighted Average) 2.3x 1.9x Seasoning (Weighted Average) 45 months 35 months Net Charge - Offs in 2019 0.00% 0.00% Los Angeles 30% Orange County 6% Riverside 9% San Bernardino 4% San Diego 7% San Luis Obispo 8% Santa Barbara 4% Ventura 2% Other CA 4% AZ 10% NV 4% WA 2% Other States 9% INVESTOR REAL ESTATE SECURED : CRE NON - OWNER OCCUPIED (“NOO”) RETAIL AND OFFICE

23 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved Portfolio Characteristics – Hotel / Motel Loan Balance Outstanding , Total $418 million CRE, non - SBA SBA Loan Balance Outstanding $356 million $62 m illion Number of Loans 112 111 Average Loan Size $3.2 m illion $555,000 Loan - to - Value (Weighted Average) 47% 70% DSCR (Weighted Average) 2.0x 1.5x Seasoning (Weighted Average) 57 months 33 months Net Charge - Offs in 2019 0.18% 1.08% By Geography (1) SBA vs. non - SBA • No exposure to large conference center hotels, large resorts or casinos • Mix of flagged properties and boutique hotels without significant exposure to central business districts • Loans to seasoned hotel operators, generally with significant resources and experience weathering past downturns • Underwriting consistent with management’s conservative approach to Investor Secured CRE, emphasizing actual results and not relying on projections or positive market trends • SBA represents the retained, unguaranteed portion of approximately 20% of the total outstanding balance Portfolio Fundamentals CRE, non - SBA 85% SBA 15% Los Angeles 5% Orange County 7% Riverside 4% San Bernardino 1% San Diego 20% San Luis Obispo 19% Santa Barbara 9% Other CA 7% AZ 8% NV 3% Other States 18% Note: SBA loans are unguaranteed portion and represent approximately 20% of principal balance for the respective borrower 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county INVESTOR REAL ESTATE SECURED : CRE NOO / SBA HOTEL / MOTEL

24 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved CREDIT RISK MANAGEMENT • Credit quality has historically been better than peers, even through the 2009 - 2011 credit cycle Nonperforming Assets to Total Assets Comparison 1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.55 1.67 1.08 0.38 0.33 0.15 0.20 0.12 0.21 0.18 0.17 0.17 0.02 0.01 0.11 0.07 0.11 0.07 0.18 2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.24 1.18 0.91 0.74 0.59 0.74 0.48 0.49 0.44 0.39 0.40 0.40 0.34 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Q1 2009 Q3 2009 Q1 2010 Q3 2010 Q1 2011 Q3 2011 Q1 2012 Q3 2012 Q1 2013 Q3 2013 Q1 2014 Q3 2014 Q1 2015 Q3 2015 Q1 2016 Q3 2016 Q1 2017 Q3 2017 Q1 2018 Q3 2018 Q1 2019 Q3 2019 Q1 2020 PPBI Peers CNB Acquisition 2/11/11 PDNB Acquisition 4/27/12 Source: Federal Deposit Insurance Corporation (“FDIC”) Note: California peer group consists of all insured California institutions Note: As of the date of this presentation, peer data for Q1 2020 had not yet been disclosed by the FDIC

25 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved ASSET QUALITY TRENDS Special Mention Loans (% of Total Loans) Substandard Loans (% of Total Loans) Nonperforming Loans (% of Total Loans) Annualized Net Charge - Offs (% of Average Loans) • Highly disciplined credit risk management, proactive loss mitigation strategies 0.29% 0.20% 0.36% 0.24% 0.42% 0.63% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 0.69% 0.59% 0.44% 0.45% 0.51% 0.62% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 0.05% 0.14% 0.09% 0.09% 0.10% 0.24% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 0.01% 0.01% 0.16% 0.06% 0.11% 0.06% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020

Appendix Material

27 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved HISTORICAL INTEREST COVERAGE Note: All dollars in thousands FY 2016 FY 2017 FY 2018 FY 2019 Q1 2020 Investment in subsidiaries 514,963$ 1,330,681$ 2,068,952$ 2,217,903$ 2,211,068$ Consolidated equity 459,740 1,241,996 1,969,697 2,012,594 2,002,917 Double leverage ratio 112% 107% 105% 110% 110% Interest Coverage Earnings: Income from continuing operations before taxes 65,318$ 102,226$ 165,580$ 217,753$ 31,565$ (+) FHLB and other borrowings interest 1,295 4,411 11,343 9,829 1,081 (+) Existing subordinated debentures interest 3,844 4,721 6,716 10,680 3,046 Earnings (including deposit interest expense) 70,457 111,358 183,639 238,262 35,692 (+) Interest on deposits 8,391 13,371 37,653 58,297 10,487 Earnings (excluding deposit interest expense) 78,848$ 124,729$ 221,292$ 296,559$ 46,179$ Interest Expense: FHLB and other borrowings interest 1,295$ 4,411$ 11,343$ 9,829$ 1,081$ Existing subordinated debentures interest 3,844 4,721 6,716 10,680 3,046 Interest expense, excluding interest on deposits 5,139 9,132 18,059 20,509 4,127 Interest on deposits 8,391 13,371 37,653 58,297 10,487 Interest expense, including interest on deposits 13,530$ 22,503$ 55,712$ 78,806$ 14,614$ Interest coverage (excluding deposit interest expense) - A / C 13.7x 12.2x 10.2x 11.6x 8.6x Interest coverage (including deposit interest expense) - B / D 5.8x 5.5x 4.0x 3.8x 3.2x A B C D

28 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved NON - U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands, except per share data 1. Amount is pro forma for PPBI’s acquisition of OPB as if it occurred on March 31, 2020 Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non - U.S. GAAP financial measures derived from U.S. GAAP - based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this i nfo rmation is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk - based capital ratios. Accord ingly, we believe that these non - U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital positio n a nd ratios. However, these non - U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconcili ati on of the non - U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GA AP measure of book value per share are set forth below . Q1 Q4 Q1 Q1 2020 2019 2019 2020 w/ OPB (1) Total stockholders' equity 2,007,064$ 2,012,594$ 2,002,917$ 2,664,982$ Less: Intangible assets (904,846) (891,634) (887,671) (1,013,814) Tangible common equity 1,102,218$ 1,120,960$ 1,115,246$ 1,651,168$ Total assets 11,580,495$ 11,776,012$ 11,976,209$ 20,029,815$ Less: Intangible assets (904,846) (891,634) (887,671) (1,013,814) Tangible assets 10,675,649$ 10,884,378$ 11,088,538$ 19,016,001$ Common equity ratio 17.33% 17.09% 16.72% 13.31% Less: intangible equity ratio (7.01%) (6.79%) (6.66%) (4.62%) Tangible common equity ratio 10.32% 10.30% 10.06% 8.68% Basic shares outstanding 62,773,147 59,506,057 59,975,281 94,382,767 Book value per share 31.97$ 33.82$ 33.40$ 28.24$ Less: Intangible book value per share (14.41) (14.98) (14.80) (10.74) Tangible book value per share 17.56$ 18.84$ 18.60$ 17.49$

29 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved NON - U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. CDI amortization expense adjusted by statutory tax rate 2. Annualized Return on average tangible common equity is a non - U.S. GAAP financial measure derived from U.S. GAAP - based amounts. We calculate this figure by excluding CDI amortization expense and excluding the average CDI and average goodwill from the average stockholders’ equity during the peri od. We believe that this non - U.S. GAAP financial measure provides information that is important to investors and that is useful in understanding our performance. Th is non - U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations fo r this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the U.S. GAAP measure o f r eturn on average equity to the non - U.S. GAAP measure of return on average tangible common equity is set forth below . Three Months Ended, 3/31/2019 12/31/2019 3/31/2020 Net Income $38,718 $41,098 $25,740 Plus: CDI amortization expense 4,436 4,247 3,965 Less: CDI amortization expense tax adjustment (1) 1,288 1,218 1,137 Net income for average tangible common equity $41,866 $44,127 $28,568 Average stockholders' equity $1,991,861 $2,004,815 $2,037,126 Less: Average CDI 98,984 85,901 81,744 Less: Average goodwill 808,726 808,322 808,322 Average tangible common equity $1,084,151 $1,110,592 $1,147,060 Return on average equity (2) 7.78% 8.20% 5.05% Return on average tangible common equity (2) 15.45% 15.89% 9.96%

30 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved NON - U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands For periods presented below, efficiency ratio is a non - U.S. GAAP financial measure derived from U.S. GAAP - based amounts. This fi gure represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger - related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gains/(loss) on sale of securities, OTTI impairment - securities, g ain/(loss) on sale of other real estate owned, and gain / (loss) from debt extinguishment. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non - U.S. GAAP financial measure is supplemental and is not a s ubstitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other si milarly titled measures reported by other companies. A calculation of the non - U.S . GAAP measure of efficiency ratio is set forth below. QTD FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Q1 2020 Total noninterest expense 50,815$ 54,938$ 73,332$ 98,063$ 167,958$ 249,905$ 259,065$ 66,631$ Less: CDI amortization 764 1,014 1,350 2,039 6,144 13,594 17,245 3,965 Less: Merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 1,724 Less: Other real estate owned operations, net 618 75 121 385 72 4 160 14 Noninterest expense, adjusted 42,507$ 52,359$ 67,062$ 91,251$ 140,740$ 217,853$ 241,004$ 60,928$ Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 447,301$ 109,175$ Add: Total noninterest income (loss) 8,811 13,377 14,388 19,602 31,114 31,027 35,236 14,475 Less: Net gain (loss) from investment securities 1,544 1,547 290 1,797 2,737 1,399 8,571 7,760 Less: OTTI impairment - securities (4) (29) - (205) 1 4 2 - Less: Net gain (loss) from other real estate owned - - - - 46 281 52 - Less: Net gain (loss) from debt extinguishment - - - - - - (612) - Revenue, adjusted 65,715$ 85,494$ 120,397$ 171,085$ 275,832$ 422,054$ 474,524$ 115,890$ Efficiency Ratio 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 52.6%

31 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved NON - U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Pre - tax pre - provision income is a non - U.S. GAAP financial measure derived from U.S. GAAP - based amounts. We calculate the pre - tax pre - provision income by excluding income tax, provision for credit losses, and merger related expenses from the net income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non - U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure , t his presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non - U.S . GAAP measure of pre - tax pre - provision income is set forth below. QTD QTD FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Q1 2019 Q1 2020 Q1 2020 (1) Interest income 63,800$ 81,339$ 118,356$ 166,605$ 270,005$ 448,423$ 526,107$ 131,243$ 123,789$ 495,156$ Interest expense 5,356 7,704 12,057 13,530 22,503 55,712 78,806 19,837 14,614 58,456 Net interest income 58,444 73,635 106,299 153,075 247,502 392,711 447,301 111,406 109,175 436,700 Noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 7,681 14,475 57,900 Revenue 67,255 87,012 120,687 172,677 278,616 423,738 482,537 119,087 123,650 494,600 Noninterest expense 50,815 54,938 73,332 98,063 167,958 249,905 259,065 63,577 66,631 266,524 Add: Merger related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 655 1,724 6,896 Pre-tax pre-provision income 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 56,165$ 58,743$ 234,972$ Average Assets 1,441,555$ 1,827,935$ 2,622,476$ 3,601,411$ 6,094,883$ 9,794,917$ 11,546,912$ 11,563,529$ 11,591,336$ 11,591,336$ PTPP / Average Assets 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 0.49% 0.51% 2.03%

32 © 2020 Pacific Premier Bancorp, Inc. | All rights reserved NON - U.S. GAAP FINANCIAL MEASURES Core net interest income and core net interest margin are non - U.S. GAAP financial measures derived from U.S. GAAP - based amounts. We calculate core net interest income by excluding scheduled accretion income, accelerated accretion income, premium amortization on CD and nonrecurring nonaccrual interest paid from net interest income. The core net interest margin is calculated as the ratio of core net interest income to average interest - earning assets. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Core loan interest income and core loan yields are non - U.S. GAAP financial measures derived from U.S. GAAP - based amounts. We calculate core loan interest income by excluding scheduled accretion income, accelerated accretion income and nonrecurring nonaccrual interest paid from loan interest income. The core loan yield is calculated as the ratio of core loan interest income to average loans. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Note : All dollars in thousands FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 111,406$ 110,641$ 112,335$ 112,919$ 109,175$ Less: Accretion income 3,241 1,927 4,387 9,178 12,901 16,082 3,805 4,950 6,026 5,828 4,105 Less: Premium amortization on CD 139 143 200 411 969 1,551 201 124 124 72 63 Less: Nonrecurring nonaccrual interest paid - - - - - - 161 107 37 168 - Core net interest income 55,064$ 71,565$ 101,712$ 143,486$ 233,632$ 375,078$ 107,239$ 105,460$ 106,148$ 106,851$ 105,007$ Average interest-earning assets 1,399,806$ 1,750,871$ 2,503,009$ 3,414,847$ 5,583,774$ 8,836,075$ 10,339,248$ 10,363,988$ 10,228,878$ 10,347,009$ 10,363,570$ Net interest margin 4.18% 4.21% 4.25% 4.48% 4.43% 4.44% 4.37% 4.28% 4.36% 4.33% 4.24% Core net interest margin 3.93% 4.09% 4.06% 4.20% 4.18% 4.24% 4.21% 4.08% 4.12% 4.10% 4.08% FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Loan interest income 58,089$ 75,751$ 111,097$ 157,935$ 251,027$ 415,410$ 121,476$ 121,860$ 122,974$ 119,353$ 113,265$ Less: Loan accretion 3,241 1,927 4,387 9,178 12,901 16,082 3,805 4,950 6,026 5,828 4,105 Less: Nonrecurring nonaccrual interest paid - - - - - - 161 107 37 168 - Core loan interest income 54,848$ 73,824$ 106,710$ 148,757$ 238,126$ 399,328$ 117,510$ 116,803$ 116,911$ 113,357$ 109,160$ Average loans 1,039,654$ 1,424,727$ 2,061,788$ 2,900,379$ 4,724,808$ 7,527,004$ 8,867,159$ 8,779,440$ 8,728,536$ 8,700,690$ 8,645,252$ Loan yield 5.59% 5.32% 5.39% 5.45% 5.31% 5.52% 5.56% 5.57% 5.59% 5.44% 5.27% Core loan yield 5.28% 5.18% 5.18% 5.13% 5.04% 5.31% 5.37% 5.34% 5.31% 5.17% 5.08%